UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2013

National American University Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34751	83-0479936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 S. Highway 16 Rapid City, SD	57701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (605) 721-5220

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) National American University Holdings, Inc. (the “Company”) held its annual meeting of stockholders on October 29, 2013. At the meeting, the stockholders of the Company approved certain amendments to the Company’s 2009 Stock Option and Compensation Plan (“2009 Plan”), adoption of the Company’s 2013 Restricted Stock Unit Plan (the “RSU Plan”), and the one-time exchange of certain stock options held by the Company’s executive officers for newly issued restricted stock units (the “Exchange Offer”).

The amendments and the terms of the 2009 Plan are set forth under the caption “Proposal No. 2—Approval of Amendments to 2009 Stock Option and Compensation Plan” in the Company’s definitive proxy statement for the Company’s 2013 annual meeting filed with the Securities and Exchange Commission on September 27, 2013 (“Proxy Statement”). Such description is incorporated herein by reference and is qualified in its entirety by reference to the text of the 2009 Plan and the amendments, filed as Exhibit 10.1 to this report on Form 8-K.

The terms of the RSU Plan are set forth under the caption “Proposal No. 3—Adoption of 2013 Restricted Stock Unit Plan” in the Company’s Proxy Statement. Such description is incorporated herein by reference and is qualified in its entirety by reference to the RSU Plan, filed as Exhibit 10.2 to this report on Form 8-K.

The terms of the Exchange Offer and the newly issued restricted stock units are set forth under the caption “Proposal No. 4—Approval of the Exchange Offer” in the Company’s Proxy Statement. Such description is incorporated herein by reference and the description of the restricted stock units is qualified in its entirety by reference to the restricted stock unit agreement, filed as Exhibit 10.3 to this report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

An annual meeting of the stockholders of the Company was held on October 29, 2013. Present at that annual meeting were 23,557,073 shares of common stock entitled to vote. The stockholders voted on the following matters at the meeting:

1. The election of eight directors, each of whom will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal:

Name	Shares Voted For	Shares Withheld	Broker Non-Votes
Robert D. Buckingham	21,818,688	339,308	1,399,077
Dr. Jerry L. Gallentine	21,825,953	332,043	1,399,077
Dr. Ronald L. Shape	21,834,415	323,581	1,399,077
Dr. Therese Kreig Crane	21,960,754	197,242	1,399,077
Dr. Thomas D. Saban	21,952,218	205,778	1,399,077
Richard L. Halbert	21,960,684	197,312	1,399,077
Jeffrey B. Berzina	22,154,166	3,830	1,399,077
David L. Warnock	22,151,033	6,963	1,399,077

2. The approval of amendments to the Company’s 2009 Stock Option and Compensation Plan:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
21,475,449	641,776	40,771	1,399,077

3. The adoption of the Company’s 2013 Restricted Stock Unit Plan:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
21,798,187	323,038	36,771	1,399,077

4. The approval of the exchange of underwater stock options of Company’s executive officers for restricted stock units:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
17,787,146	4,339,252	31,598	1,399,077

5. The approval by an advisory vote the compensation of the Company’s named executive officers:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
21,944,942	150,532	62,522	1,399,077

6. The recommendation, by an advisory vote, the frequency of executive compensation votes:

1 Year	2 Years	3 Years	Shares Abstained
19,740,516	2,224,237	154,241	39,002

In accordance with the results of this vote, the Company’s Board of Directors has determined to implement an annual advisory vote on executive compensation.

7. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2014.

Shares Voted For	Shares Voted Against	Shares Abstained
23,550,481	6,142	450

Item 8.01 Other Events.

On October 30, 2013, the Company issued a press release announcing that on October 28, 2013, the Company’s Board of Directors declared a cash dividend in the amount of $0.045 per share on all shares of the Company’s common stock outstanding and of record as of the close of business on December 30, 2013. The dividends will be payable on or about January 10, 2014. The Company operates on a May 31st fiscal year. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.1	National American University Holdings, Inc. 2009 Stock Option and Compensation Plan (Incorporated by reference to Appendix A and Appendix B to the Company’s definitive proxy statement for the Company’s 2013 annual meeting filed with the Securities and Exchange Commission on September 27, 2013)

10.2	National American University Holdings, Inc. 2013 Restricted Stock Unit Plan (Incorporated by reference to Appendix C to the Company’s definitive proxy statement for the Company’s 2013 annual meeting filed with the Securities and Exchange Commission on September 27, 2013)

10.3	Restricted Stock Unit Award Agreement (Incorporated by reference to Appendix D to the Company’s definitive proxy statement for the Company’s 2013 annual meeting filed with the Securities and Exchange Commission on September 27, 2013)

99.1	Press release announcing dividend, dated October 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

By:	/s/ Ronald L. Shape
Ronald L. Shape, Ed. D.
Chief Executive Officer

Date: October 31, 2013